UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Exchange Act of 1934

August 10, 2004

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release dated August 10, 2004, furnished with this report pursuant to Item 12.

Item 12. Results of Operations and Financial Condition

On August 10, 2004, Atmos Energy Corporation (the “Company”) announced in a news release its financial results for the fiscal 2004 third quarter, and that its officers will discuss such financial results on August 11, 2004 at 7:00 a.m. Central Time. In the release, the Company also announced that the presentation would be webcast live and that slides for the broadcast would also be available on its website. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety into this Item 12.

The information furnished in this Item 12 shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: August 10, 2004	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated August 10, 2004